UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2011
THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-8649 (Commission File Number)	41-0580470 (I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota	55420

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 888-8801
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Toro Company (the “Company”) held its 2011Annual Meeting of Shareholders on March 15, 2011. The final results of the shareholder vote on the business brought before the meeting were as follows:

		Against/		Broker
	For	Withheld	Abstain	Non-Votes
Proposal One—Election of Directors to serve for a term of three years ending at the Company’s 2014 Annual Meeting of Shareholders
Jeffrey M. Ettinger	24,019,423	498,471	—	2,955,678
Katherine J. Harless	23,373,644	1,144,250	—	2,955,678
Inge G. Thulin	24,019,795	498,099	—	2,955,678
Michael J. Hoffman	23,280,151	1,237,743	—	2,955,678

Proposal Two—Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 31, 2011	26,711,704	659,903	101,965	—

Proposal Three—Advisory vote on executive compensation	23,097,810	780,889	639,195	2,955,678

					Broker
	3 Years	2 Years	1 Year	Abstain	Non-Votes
Proposal Four—Advisory vote on the frequency of an executive compensation advisory vote	8,788,849	463,395	14,619,658	645,992	2,955,678
Each of the directors in Proposal One was elected by the Company’s shareholders by the required vote and each of Proposals Two and Three was approved by the Company’s shareholders by the required vote. On Proposal Four, the Company’s shareholders expressed a preference for an advisory vote on executive compensation each year. In accordance with the result of the advisory vote on Proposal Four, the Board of Directors has determined that the Company will conduct an executive compensation advisory vote on an annual basis.
Regarding the Company’s other directors, (i) Janet K. Cooper, Gary L. Ellis and Gregg W. Steinhafel continue to serve as directors for terms ending at the Company’s 2012 Annual Meeting of Shareholders; and (ii) Robert C. Buhrmaster, Robert H. Nassau and Christopher A. Twomey continue to serve as directors for terms ending at the Company’s 2013 Annual Meeting of Shareholders.
Section 7—Regulation FD

Item 7.01	Regulation FD Disclosure.
Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release issued by the Company on March 15, 2011, announcing the declaration of a regular quarterly dividend and the results of the 2011 Annual Meeting of Shareholders.
Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
99.1	Press release dated March 15, 2011 (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY (Registrant)
Date: March 16, 2011	By /s/ Timothy P. Dordell
Timothy P. Dordell
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description	Method of Filing
99.1	Press release dated March 15, 2011.	Furnished herewith